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                                                                     EXHIBIT 4.2

                        GRAY COMMUNICATIONS SYSTEMS, INC.

                    9.25% SENIOR SUBORDINATED NOTES DUE 2011

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                               December 21, 2001

First Union Securities, Inc.
Banc of America Securities LLC
Allen & Company Incorporated
as Initial Purchasers under the Purchase Agreement

c/o First Union Securities, Inc.
301 South College Street, TW-6
Charlotte, NC 28288-0604

Ladies and Gentlemen:

                  This Registration Rights Agreement (the "Agreement") is dated as of December 21, 2001, by and among Gray Communications Systems, Inc., a Georgia corporation (the "Company"), the subsidiaries of the Company listed on the signature pages hereof (the "Subsidiary Guarantors" and together with the Company, the "Issuers"), and First Union Securities, Inc., Banc of America Securities LLC and Allen & Company Incorporated (collectively, the "Initial Purchasers").

                  This Agreement is being entered into in connection with a certain note purchase agreement, dated December 14, 2001, by and among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the issuance and sale by the Company to the Initial Purchasers of $180,000,000 aggregate principal amount of the Company's 9.25% Senior Subordinated Notes Due 2011 (the "Notes") and the issuance by the Subsidiary Guarantors to the Initial Purchasers of guarantees (the "Subsidiary Guarantees" and together with the Notes, the "Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Securities under the Purchase Agreement. The parties hereby agree as follows:


                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

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                  "Affiliate" means, with respect to any specified person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Business Day" means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of Charlotte, North Carolina or New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Consummate" means, with respect to a Registered Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Registered Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(c)(ii) hereof, (c) the Issuers' acceptance for exchange of all Original Securities duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and (d) the delivery of Exchange Securities by the Issuers to the registrar under the Indenture in the same aggregate principal amount as the aggregate principal amount of Original Securities duly tendered and not validly withdrawn by Holders thereof pursuant to the Registered Exchange Offer. The term "Consummation" has a meaning correlative to the foregoing.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" means the 180 day period (or longer, if required by applicable law) following the Consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement; provided, however, that in the event that all resales of Exchange Securities (including, subject to the time periods set forth herein, any resales by Participating Broker-Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not thereafter remain continuously effective for such period.

                  "Exchange Offer Registration Statement" means a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.


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                  "Exchange Securities" means debt securities of the Company substantially identical in all material respects to the Original Securities (except that the Liquidated Damages provisions and the transfer restrictions pertaining to the Original Securities will be modified or eliminated, as appropriate) and guaranteed by the Subsidiary Guarantors with terms substantially identical in all material respects to the Subsidiary Guarantees, to be issued under the Indenture.

                  "Filing Date" has the meaning set forth in Section 2(a) hereof.

                  "Holder" means any holder from time to time of Securities (including any of the Initial Purchasers).

                  "Indenture" means the indenture relating to the Original Securities and the Exchange Securities, dated as of December 15, 2001, by and among the Company, the Subsidiary Guarantors and Bankers Trust Company, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

                  "Initial Purchasers" has the meaning set forth in the preamble hereto.

                  "Issue Date" means December 21, 2001.

                  "Issuers" has the meaning set forth in the preamble hereto.

                  "Liquidated Damages" has the meaning set forth in Section 4(a) hereof.

                  "Losses" has the meaning set forth in Section 8(d) hereof.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Original Securities" means each outstanding Security upon original issuance thereof and at all times subsequent thereto prior to exchange in a Registered Exchange Offer.

                  "Participating Broker-Dealer" means any Holder (which may include any of the Initial Purchasers) that is a broker-dealer, electing to exchange Original Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.


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                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Registration Default" has the meaning set forth in Section 4(a) hereof.

                  "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Original Securities, a like principal amount of Exchange Securities.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Shelf Registration" means a registration effected pursuant to
Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(c) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Issuers pursuant to the provisions of Section 3 hereof, which covers some or all of the Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Subsidiary Guarantees" has the meaning set forth in the preamble hereto.

                  "Subsidiary Guarantors" has the meaning set forth in the preamble hereto.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the trustee with respect to the Original Securities or Exchange Securities, as applicable, under the Indenture.

                  "Underwriters" means the investment banker or investment bankers and manager or managers that shall participate in an underwritten offering under a Shelf Registration Statement.

                  2. Registered Exchange Offer; Resales of Exchange Securities by Participating Broker-Dealers; Private Exchange. (a) Unless the Registered Exchange Offer shall not be permissible under applicable laws or Commission policy (in which case, the provisions of Section 3 hereof shall apply), the Issuers shall prepare and, not later than 120 days from the Issue Date (or if such 120th day is not a Business Day, by the first Business Day thereafter), shall file


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with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer (the date of such filing hereinafter referred to as the "Filing Date"). The Issuers shall use their best efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Act within 210 days from the Issue Date (or if such 210th day is not a Business Day, by the first Business Day thereafter), and (ii) to Consummate the Registered Exchange Offer within 30 days from the date the Exchange Offer Registration Statement becomes effective (or if such 30th day is not a Business Day, by the first Business Day thereafter).

                  (b) The objective of such Registered Exchange Offer is to enable each Holder electing to exchange Original Securities for Exchange Securities (assuming that such Holder (x) is not an "affiliate" of any of the Issuers within the meaning of the Act, (y) is not a broker-dealer that acquired the Original Securities in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Securities in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Securities and has no arrangements or intentions with any person to make a distribution of the Exchange Securities) to resell such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. As a condition to its participation in the Registered Exchange Offer pursuant to the terms of this Agreement, each Holder shall furnish, upon the request of the Company, prior to the Consummation, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) as to the matters set forth in clauses (x), (y) and (z) above and shall otherwise cooperate with the Issuers in the Registered Exchange Offer.

                  (c) In connection with the Registered Exchange Offer, the Issuers shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for acceptance for not less than 20 Business Days after the date notice thereof is mailed to Holders;

                  (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                  (iv) comply in all material respects with all applicable laws relating to the Registered Exchange Offer.

                  (d) Promptly after the Consummation of the Registered Exchange Offer, the Issuers shall cause the Trustee to authenticate and deliver to each Holder Exchange Securities equal in principal amount to the Original Securities of such Holder so accepted for exchange.

                  (e) The Initial Purchasers and the Issuers acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Participating Broker-Dealer is required to deliver a


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Prospectus in connection with a sale of any Exchange Securities received by such
Participating Broker-Dealer pursuant to the Registered Exchange Offer in exchange for Original Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuers will allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the Prospectus contained in the Exchange Offer Registration Statement in connection with the resale of Exchange
Securities and shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

                  (ii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective (subject to Section 2(c) hereof) under the Act during the Exchange Offer Registration Period for delivery of the Prospectus included therein by Participating Broker-Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below.

                  (f) In the event that any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Original Securities constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser, or to the party purchasing Original Securities registered under the Shelf Registration Statement from such Initial Purchaser, in exchange for such Original Securities, a like principal amount of Exchange Securities to the extent permitted by applicable law. The Issuers shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

                  3. Shelf Registration. (a) If (i) the Issuers are not permitted to file the Exchange Offer Registration Statement or to Consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any other reason the Registered Exchange Offer is not Consummated within 30 days of the date the Exchange Offer Registration Statement has become effective, (iii) an Initial Purchaser so requests by notifying the Company, with respect to Original Securities acquired by it directly from the Issuers, on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer, (iv) any Holder notifies the Company on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer that (A) such Holder is not eligible to participate in the Registered Exchange Offer and such Holder is not an Affiliate of any of the Issuers, (B) the Exchange Securities such Holder would receive would not be freely tradable, (C) such Holder is a Participating Broker-Dealer that cannot publicly resell the Exchange Securities that it acquires in the Registered Exchange Offer without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for resales by such holder following the completion of the Registered


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Exchange Offer, or (D) the Holder is a broker-dealer and owns Securities it has not exchanged and that it acquired directly from the Issuers or one of their respective Affiliates, or (v) in the case where an Initial Purchaser participates in the Registered Exchange Offer or acquires Exchange Securities pursuant to Section 2(f) hereof, the Initial Purchaser does not receive freely tradable Exchange Securities in exchange for Original Securities constituting any portion of an unsold allotment and such Initial Purchaser notifies the Company on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Original Securities shall result in such Exchange Securities being not "freely tradable" and (y) the requirement that a Participating Broker-Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Original Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradable"), the provisions set forth in clauses (b), (c) and (d) shall apply:

                  (b) The Issuers shall prepare and file with the Commission a Shelf Registration Statement prior to the 120th day following the earliest to occur of (i) the date on which the Issuers determine that they are not permitted to file the Exchange Offer Registration Statement or to Consummate the Registered Exchange Offer; (ii) 30 days after the Exchange Offer Registration Statement has been declared effective if the Registered Exchange Offer has not been Consummated by such date and (iii) the date notice is given pursuant to paragraph (a)(iii), (iv) or (v) of this Section (or if such 120th day is not a Business Day, by the first Business Day thereafter) and shall use their reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission within 210 days thereafter. With respect to Exchange Securities received by any of the Initial Purchasers in exchange for Original Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (c) The Issuers shall use their best efforts to keep such Shelf Registration Statement continuously effective (subject to Section 3(d)) in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (i) such time as the Securities or Exchange Securities covered by the Shelf Registration Statement can be sold without any limitations under clauses (c), (e), (f) and (h) of Rule 144 of the Act, (ii) two years from the date on which the Shelf Registration Statement was filed and (iii) such date as of which all the Securities registered under the Shelf Registration Statement have been sold pursuant thereto (in any such case, such period being called the "Shelf Registration Period"). The Issuers shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is (x) required by applicable law or (y) pursuant to Section 3(d) hereof, and, in


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either case, so long as the Issuers promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                  (d) No Holder may include any of its Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder of Securities as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

                  4.       Liquidated Damages.

                  (a) The parties hereto agree that Holders will suffer damages if the Issuers fail to perform their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the Commission on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Registered Exchange Offer is required to be Consummated hereunder, the Registered Exchange Offer has not been Consummated by the Issuers within the time period set forth in Section 2(a), or (iv) prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as the case may be, the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, proceedings have been initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act, or the relevant Registration Statement or related Prospectus for any reason ceases to be usable or available in connection with resales of Securities registered thereunder (each such event referred to in clauses (i) through (iv), a "Registration Default"), then damages ("Liquidated Damages") will accrue on the Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Securities and will increase by an additional $0.05 per week per $1,000 principal amount of Securities for each subsequent 90-day period until such Registration Default has been cured, up to an aggregate maximum amount of Liquidated Damages of $0.20 per week per $1,000 principal amount of Securities for all Registration Defaults. Following the cure of a Registration Default, the accrual of Liquidated Damages with respect to such Registration Default will cease and upon the cure of all Registration Defaults the accrual of all Liquidated Damages will cease. Notwithstanding the foregoing, if the Registered Exchange Offer has been Consummated, Liquidated Damages related to a Registration Default for a Shelf Registration Statement shall not be payable in respect of Securities issued in the Registered Exchange Offer except to the extent entitled to registration under such Shelf Registration Statement under clause (iv) above.

                  (b) The Company shall notify the Trustee and paying agent under the Indenture immediately upon the happening of each and every Registration Default. The Issuers shall pay the Liquidated Damages due on the Securities by depositing with the paying agent (which shall not be any of the Issuers for these purposes) for the Securities, in trust, for the


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benefit of the Holders thereof, prior to 11:00 A.M. on the next interest payment date specified in the Indenture (or such other indenture), sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture (or such other indenture) to the record Holders entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and include the date of the applicable Registration Default.

                  (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders of Securities by reason of the happening of any Registration Default.

                  5. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Issuers shall furnish to each of the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as each of the Initial Purchasers reasonably may propose.

                  (b)      The Issuers shall ensure that:

                  (i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Act;

                  (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (iii) any Prospectus forming part of any Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

provided that no representation or agreement is made hereby with respect to information with respect to any of the Initial Purchasers, any Underwriter or any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or provided by any of the Initial Purchasers, any Holder or any Underwriter specifically for inclusion in any Registration Statement or Prospectus.

                  (c) (1) The Issuers shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, if requested by any of the Initial Purchasers or any such Holder, confirm such advice in writing:


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                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Issuers shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Participating Broker-Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any of the Initial Purchasers or any such Holder or Participating Broker-Dealer, confirm such advice in writing:

                  (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities registered in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Issuers shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (e) The Issuers shall furnish to each Holder of Securities registered under any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities registered under the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto.


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

                  (g) The Issuers shall furnish to each Participating Broker-Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Participating Broker-Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (h) The Issuers shall, during the Exchange Offer Registration Period and pursuant to the requirements of the Act for the resale of the Exchange Securities during the period in which a prospectus is required to be delivered under the Act (including any Commission no-action letters relating to the Registered Exchange Offer), deliver to each Participating Broker-Dealer, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request; and the Issuers consent to the use of the Prospectus or any amendment or supplement thereto by any such Participating Broker-Dealer in connection with the offering and sale of the Exchange Securities, as provided in
Section 2(e) hereof.

                  (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuers shall register or qualify, or cooperate with the Holders of Securities covered thereby and their respective counsel in connection with the registration or qualification, of such Securities for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that no Issuer will be required to qualify generally to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (j) The Issuers shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations and registered in such names as Holders may request prior to sales of Securities pursuant to such Registration Statement.

                  (k) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) of this Section 5, the Issuers shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Securities covered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) The Issuers shall use their reasonable best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Original Securities or Exchange Securities, as the case may be, any designation indicating that such Securities are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to the Original Securities or Exchange Securities, as the case may be. In the event the Issuers are unable to cause DTC to take the actions described in the immediately preceding sentence, the Issuers shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for the Original Securities or Exchange Securities registered under such Registration Statement and to cause such CUSIP number to be assigned to the Original Securities or Exchange Securities (or to the maximum aggregate principal amount of the Securities to which such number may be assigned).

                  (m) The Issuers shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to the Holders of Securities as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (n) The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (o) The Issuers may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as may, from time to time, be reasonably required by the Act, and the obligations of the Issuers to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (p) The Issuers shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if the Securities covered thereby are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provided to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Securities covered thereby and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (q) In the case of any Shelf Registration Statement, the Issuers shall enter into such agreements (including underwriting agreements) and take all other customary and appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of any Securities covered thereby, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 8 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 8).

                  (r) In the case of any Shelf Registration Statement, the Issuers shall:

                  (i) make reasonably available, upon prior notice, for inspection by the Holders of Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries;

                  (ii) cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations;

                  (iii) make such representations and warranties to the Holders of Securities registered thereunder and the Managing Underwriters, if any, in form, substance and scope as are customarily made by the Issuers to Managing Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any (it being understood and agreed that for purposes of the foregoing clause, the following counsel shall be deemed to be reasonably satisfactory: Troutman Sanders LLP, Proskauer Rose LLP and Robert A. Beizer, Esq.)) addressed to each selling Holder and the Managing Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Managing Underwriters;

                  (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of the Securities covered by such Shelf Registration Statement (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Managing Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
         Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers; and

                  (vii) The foregoing actions set forth in this Section 5(r) shall be performed at (x) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (y) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) The Company shall, if and to the extent required under the Act and/or the Trust Indenture Act and the rules and regulations thereunder in order to register the Securities covered thereby under the Act and qualify the Indenture under the Trust Indenture Act, cause each Subsidiary Guarantor to sign any Registration Statement and take all other action necessary to register the Subsidiary Guarantees under the applicable Registration Statement.

                  6. Registration Expenses. The Issuers shall bear all fees and expenses (including the reasonable fees and expenses, if any, of Cadwalader, Wickersham & Taft, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer) incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof (other than brokers', dealers' and underwriters' discounts and commissions and brokers', dealers' and underwriters' counsel fees) and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

                  7. Rules 144 and 144A. The Issuers shall use their best efforts to file the reports required to be filed by them under the Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their Securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuers will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether such requirements have been complied with by the Issuers. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuers to register any of the Securities pursuant to the Exchange Act.

                  8.       Indemnification and Contribution.

                  (a) (i) In connection with any Registration Statement, the Issuers, jointly and severally, agree to indemnify and hold harmless each Holder of Securities covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Issuers will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Holder furnished to the Company by or on behalf of any such Holder specifically for inclusion therein,
(B) use of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 5(c) hereof; provided, further, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension or (C) if the Holder is required to but does not deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

                  (ii) The Issuers also agree, jointly and severally, to indemnify or contribute to Losses, as provided in Section 8(d), of any Managing Underwriters of Securities registered under a Registration Statement, their officers and directors and each person who controls such Managing Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

                  (b) Each Holder of Securities covered by a Registration Statement severally agrees to indemnify and hold harmless the Issuers, their respective directors, officers, employees and agents and each person who controls any of the Issuers within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action is given to the indemnifying party or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party (provided, however, that in the event that such indemnified party shall, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim or action), the indemnifying party shall not be responsible for such settlement, compromise or judgment); provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than by reason of any exception provided in such paragraphs) then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the sum of (x) the aggregate principal amount of the Securities and (y) the total amount of Liquidated Damages which the Issuers were not required to pay as a result of registering the Securities covered by the Registration Statement which resulted in such Losses. Benefits received by any Holder shall be deemed to be equal to the value of having its Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls any of the Issuers within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the sale by a Holder of Securities covered by a Registration Statement.

                  9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, entered into nor shall they, on or after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Shelf Registration Statement or whose Securities are being exchanged pursuant to an Exchange Offer Registration Statement, as the case may be, and which does not directly or indirectly affect the rights of other Holders, may be given by a majority of such Holders, determined on the basis of Securities being sold rather than registered. Notwithstanding any of the foregoing, no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 8 hereof shall be effective as against any Holder unless consented to in writing by such Holder.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i)      if to the Initial Purchasers, as follows:

                           First Union Securities, Inc.
                           301 South College Street, TW-6
                           Charlotte, NC 28288-0604
                           Attention:  Corporate Finance Department

                           With a copy to:

                           Cadwalader, Wickersham & Taft
                           100 Maiden Lane
                           New York, NY  10038
                           Attention:  Brian Hoffmann, Esq.

                  (ii) if to any other Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
         Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers; and

                  (iii)    if to the Issuers, as follows:

                           Gray Communications Systems, Inc.
                           4370 Peachtree Road, N.E.
                           Atlanta, Georgia  30319
                           Attention:  James C. Ryan
                           Telecopy:  (404) 261-9607

                           With a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY 10036

                           Attention: Robert A. Cantone, Esq.

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

                  The Issuers by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders. The

Issuers hereby agree to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (G) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

                  (h) Obligations of Subsidiaries. Immediately upon the designation of any subsidiary of the Company as a Subsidiary Guarantor (as defined in the Indenture), the Company shall cause such subsidiary to become a party hereto including, without limitation, for purposes of registration obligations, guarantee of Liquidated Damages and indemnification and contribution pursuant to Section 8.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof, in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (j) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company, any of its subsidiaries or their respective Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement by and among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                                Very truly yours,

                                Gray Communications Systems, INc.

                               By: /s/ James C. Ryan
                                    Name:  James C. Ryan
                                    Title:  V.P. - CFO

                                 THE ALBANY HERALD PUBLISHING COMPANY, INC.
                                 POST-CITIZEN MEDIA, INC.
                                 GRAY COMMUNICATIONS OF INDIANA, INC.
                                 WEAU-TV, INC.
                                 WVLT-TV, INC.
                                 WRDW-TV, INC.
                                 WITN-TV, INC.
                                 GRAY KENTUCKY TELEVISION, INC.
                                 GRAY COMMUNICATIONS OF TEXAS, INC.
                                 GRAY COMMUNICATIONS OF TEXAS-SHERMAN, INC.
                                 GRAY TRANSPORTATION COMPANY, INC.
                                 GRAY REAL ESTATE AND DEVELOPMENT CO.
                                 GRAY FLORIDA HOLDINGS, INC.
                                 KOLN/KGIN, INC.
                                 WEAU LICENSEE CORP.
                                 KOLN/KGIN LICENSE, INC.
                                 WJHG LICENSEE CORP.
                                 WCTV LICENSEE CORP.
                                 WVLT LICENSEE CORP.
                                 WRDW LICENSEE CORP.
                                 WITN LICENSEE CORP.
                                 WKYT LICENSEE CORP.
                                 WYMT LICENSEE CORP.
                                 KWTX-KBTX LICENSEE CORP.
                                 KXII LICENSEE CORP.
                                 GRAY TELEVISION MANAGEMENT, INC.
                                 GRAY MIDAMERICA HOLDINGS, INC.
                                 GRAY PUBLISHING, INC.
                                 GRAY DIGITAL, INC.
                                 KWTX-KBTX LP CORP.
                                 KXII LP CORP.
                                 PORTA-PHONE PAGING LICENSEE CORP.
                                 KXII L.P.
                                 KWTX-KBTX L.P.
                                 LYNQX COMMUNICATIONS, INC.


                                 For each of the above:





                                 By: /s/ James C. Ryan
                                     Name:  James C. Ryan
                                     Title:  V.P. - CFO except for Delaware
                                     Subsidiaries then as Treasurer

The foregoing Agreement is hereby
accepted as of the date first written above


FIRST UNION SECURITIES, INC.
on behalf of the Initial Purchasers



By:   /s/ Jeff Gore
     Name:  Jeff Gore
     Title:  Vice President

                                                                         ANNEX A


                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, during the Exchange Offer Registration Period, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

                  Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, during the Exchange Offer Registration Period, they will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ____________, 2002, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

                  The Issuers will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit from any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                  For the Exchange Offer Registration Period, the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than dealers' and brokers' discounts, commissions and counsel fees) and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]


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

                                                                         ANNEX D

      [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:   ____________________

                  Address:____________________

                          ____________________


                  The undersigned represents that it is not an Affiliate of the Issuers, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Registered Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Securities.

                  In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.


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

                                                                         ANNEX E

                 FORM OF LETTER TO BE PROVIDED BY THE COMPANY TO
                          THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
55 Water Street, 50th Floor

New York, NY 10041

        Re: 9.25% Senior Subordinated Notes Due 2011 (the "Notes") of Gray Communications Systems, Inc.

Ladies and Gentlemen:

                  Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-__ under the Securities Act of 1933, as amended, with regard to all of the Notes referenced above and the guarantees related thereto (together with the Notes, the "Securities"). Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

                  As always, please do not hesitate to call if we can be of further assistance.

                                Very truly yours,

                               Authorized Officer



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